ESCROW AGREEMENT

ESCROW AGREEMENT (the "Agreement") made this 1st day of May, 2001 between Bodyguard Records.com, Inc., a privately owned Delaware corporation with principal offices at 138 Fulton Street, New York, New York 10038, (the "Company") and Continental Stock Transfer & Trust Company, with an office at 2 Broadway, 19th Floor, New York, New York 10004 (the "Escrowee"). The Company and the Escrowee are sometimes collectively referred to as the "Parties" and individually as a "Party".


                              W I T N E S S E T H :

         WHEREAS, the Company intends to conduct a public offering (the "Offering") of a minimum of 100,000 and a maximum of 400,000 shares of common stock, $.001 par value per share (the "Shares") at $2.50 per Share on a 100,000 Share-or-none-best efforts basis pursuant to Form SB-2 Registration Statement No. 333-40444 (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on June 29, 2000 and ordered effective by the SEC on _________, the date the Company is authorized to accept subscriptions for the Shares(the "Effective Date"); and

         WHEREAS, in accordance with the terms and conditions enumerated in the definitive prospectus contained in the Registration Statement and dated the Effective Date, a copy of which is annexed hereto as Exhibit "A" and hereby incorporated herein by reference (the "Prospectus"), the Company proposes to establish an escrow arrangement with the Escrowee; and

         WHEREAS, the Escrowee has agreed to act as escrow agent in connection with the deposit by the Company with the Escrowee of the gross proceeds received from the sale of the Shares to subscribers in the Offering whether cash, checks or wire transfers (the "Funds") on the terms and subject to the conditions hereinafter set forth; and

         WHEREAS, the Escrowee has an agreement with The Chase Manhattan Bank, 52 Broadway, New York, 10004 (the "Bank") to establish a non-interest bearing escrow account into which the Escrowee shall deposit the Funds (the "Bank Account"); and

         WHEREAS, the Company understands and accepts that the Escrowee's duties and responsibilities hereunder are purely ministerial in nature.

         NOW, THEREFORE, it is agreed as follows:

         1. Establishment of Escrow. By virtue of their respective execution of this Agreement, the Company's causing the delivery of the Funds to the Escrowee, and the Escrowee's acceptance of the Funds no sooner than the Effective Date, the Parties hereby create the escrow made the subject of this Agreement. All checks representing Funds shall be payable to "Continental Stock Transfer as Escrow Agent for Bodyguard Records.com". On the day following the receipt thereof, any check not payable as indicated herein shall be returned by the escrowee to the prospective purchaser, or if the Escrowee has insufficient information to do so, then to the Company. Any such check shall not be deemed to have been delivered to the Escrowee pursuant to this Agreement. The Company hereby authorizes the Escrowee to deposit the Funds into the Bank Account and to utilize, transfer and disburse the Funds as hereinafter provided. The


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         2. Terms of the Escrow. Commencing with the execution of this Agreement on or after the Effective Date, and continuing until the Company's deposit of $250,000 in Funds which shall have clear collection representing the gross proceeds from the sale of a minimum of 100,000 Shares (the "Cleared Funds") or 90 calendar days from the date of this Agreement whichever sooner occurs (the "Minimum Sale Termination Date"), the Escrowee shall act as escrow agent. The Escrowee agrees to receive the Funds and disburse the Cleared Funds in accordance with the following conditions:

         A. Deposit of Funds.All Funds from the sale of Shares shall be deposited in the Bank Account. Prior to the making of each deposit, the Company shall have delivered to the Escrowee in writing: (i) the name and address of each subscriber to the Shares (the "Subscriber"); (ii) the aggregate number of Shares subscribed for by the Subscriber; and (iii) the aggregate Dollar amount of such subscription (the "Subscription Information"). Thereafter the Escrowee shall cause the Bank to process all Funds for collection through the banking system. The Escrowee shall not be required to accept Funds for credit into the Bank Account which are not accompanied by all Subscription Information or received during the Escrowee's normal business hours. The Escrowee shall notify the Company, on a daily basis, of the amount of Funds which have been deposited in the Bank Account and of the amount of Cleared Funds in the Bank Account.

         B. Successfully Reaching the Minimum. In the event that a minimum of $250,000 in Cleared Funds from the sale of an aggregate of 100,000 Shares shall have been deposited in the Escrow Account on or before the Minimum Sale
Termination Date, then the Escrowee shall furnish the Company with written notice to that effect. The Escrowee shall then be authorized and directed to disburse the Cleared Funds to the Company in accordance with the written instructions received from the Company. Thereafter this Agreement shall automatically terminate and the Escrowee shall be discharged without further action on behalf of any Party and without further notice to the Company.

         C. Failure to Reach the Minimum. In the event that a minimum of $250,000 in Cleared Funds from the sale of an aggregate of 100,000 Shares shall not have been deposited in the Escrow Account on or before the Minimum Sale Termination Date or the expiration of the Collection Period (as that term is defined in Paragraph D below), then the Escrowee shall promptly, via checks drawn on the Bank Account, return to each Subscriber the amount of Cleared Funds received from such Subscriber and deposited into the Bank Account without interest thereon or deduction therefrom. Any checks received after the Minimum Sale Termination Date shall also be returned to Subscribers as aforesaid. The Escrowee shall furnish the Company with prompt written notice of the Company's failure to meet the minimum Share sale requirements of this Agreement. Thereafter this Agreement shall automatically terminate and the Escrowee shall be discharged without further action on behalf of any Party and without further notice to the Company.

         D. Collection Period. If, on the close of business on the Minimum Sale Termination Date a minimum of $250,000 in Cleared Funds from the sale of an aggregate of 100,000 Shares shall not have been deposited in the Escrow Account,


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

but a minimum of $250,000 in Cleared Funds from the sale of an aggregate of 100,000 Shares shall not have been deposited in the Escrow Account the Escrowee shall have received Funds that if and when the same clear collection would bring the of Cleared Funds to $250,000 or more, then the Escrowee shall be authorized to suspend termination of this Agreement for a period of ten business days to allow such Funds to clear collection (the "Collection Period"). If, following the Collection Period, a minimum of $250,000 in Cleared Funds shall have been deposited in the Bank Account, the Escrowee shall

         E. Early Termination. In the event the Company shall terminate the Offering before the Minimum Sale Termination Date, the Company shall furnish the Escrowee with prompt written notice to that effect specifying the date on which the Offering has been terminated (the "Termination Date"). Thereafter the Escrowee shall promptly, via checks drawn on the Bank Account, return to each Subscriber the amount of Cleared Funds received from such Subscriber and deposited into the Bank Account without interest thereon or deduction therefrom. Any checks received after the Termination Date or which have not cleared collection by that date shall be processed by the Escrowee. If and when the same clear collection, they shall be returned to Subscribers as aforesaid. Thereafter this Agreement shall automatically terminate and the Escrowee shall be discharged without further action on behalf of any Party and without further notice to the Company.

         F. Compensation of the Escrowee. The Escrowee shall receive a fee of $100.00 per month for each month it serves as Escrowee and the reimbursement for disbursements in connection with its time and expense incurred in fulfilling its obligation pursuant to this Agreement including, but not limited to reasonable counsel fees. The Escrowee shall have a lien on the Cleared Funds to the extent of its fees for services as Escrowee. The Company agrees to pay the agreed upon fee and disbursements to the Escrowee.

         G. Good Faith Action. The Escrowee shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct or gross negligence.

         3. Rights and Remedies of the Escrowee. The Escrowee shall have the following rights and remedies:

         A. Reliance. The Escrowee shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrowee pursuant to this Agreement without the necessity of the Escrowee verifying the truth or accuracy thereof. The Escrowee shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document;

         B. Counsel. The Escrowee may confer with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof, or its duties hereunder, and it shall incur no liability and it shall be fully protected in acting in accordance with the opinions and instructions of such counsel. The Company hereby authorize the Escrowee to utilize the Cleared Funds for the payment of any of the Escrowee's legal fees unless the same are paid by the Company;


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

         C. Remedies of Escrowee. The Escrowee is hereby authorized in the event of any doubt as to the course of action he should take under this Agreement, to petition the American Arbitration Association in the City of New York only, for instructions or to interplead the Funds. The Company agrees to the jurisdiction of the American Arbitration Association over their persons as well as the Funds held by the Escrowee, waive personal service of process, and agree that service of process by certified mail, return receipt requested, to the address set forth herein shall constitute adequate notice of service hereunder and shall confer personal jurisdiction on the American Arbitration Association in the City of New York. The Company hereby agrees to indemnify and hold the Escrowee harmless from any liability or losses occasioned thereby and to pay any and all of its cost, expense and attorneys' fees incurred in any such action and agree that on such petition or interpleader action that the Escrowee or its employees will be relieved of further liability;

         D. Resignation. The Escrowee may resign for any reason, upon ten business days written notice to the Company. Should the Escrowee resign as herein provided, it shall not be required to accept any deposit, make any disbursement or otherwise dispose of the Funds and/or Cleared Funds, but its only duty shall be to hold the Funds and/or Cleared Funds for a period of five business days following the effective date of the Escrowee's resignation or until they clear the banking system and become Cleared Funds, whichever sooner occurs. Thereafter, and if a successor Escrowee shall have been appointed and written notice thereof (including the name and address of such successor escrowee) shall have been given to the Escrowee by the Company and such successor escrowee, then the Escrowee shall pay over to the successor escrowee the Funds and/or Cleared Funds, less any portion thereof previously paid out in accordance with this Agreement. In the event the Escrowee shall not have received written notice signed by the Company and a successor escrowee, then the resigning Escrowee shall promptly, at its discretion either: (i) refund the Funds and/or Cleared Funds to each prospective purchaser, without interest thereon or deduction therefrom; or (ii) deposit or deliver the same to the American Arbitration Association in the City of New York. Upon either such delivery, the Escrowee shall automatically be released from any and all liability under this Agreement. The Escrowee's resignation under this Paragraph shall in no way change the terms and conditions of this Agreement concerning reimbursement of expenses, indemnity and fees of the Escrowee;

         E. No Duty to Enforce Agreements. The Escrowee shall not be responsible for or be required to enforce any of the terms or conditions of any agreement between the Company and any broker or dealer that the Company may recruit to sell the Shares (the "Selling Agent") nor shall the Escrowee be responsible for the performance by any Selling Agent or the Company of either of their obligations under this Agreement;

         F. No Duty to Accept Improperly Transmitted Funds. The Escrowee shall not be required to accept from the Company or any Selling Agent any Funds or Subscription Information pertaining to prospective purchasers unless such Subscription Information is accompanied by checks, cash or wire transfers meeting the requirements of Section 2. A, nor shall the Escrowee be required to keep records of any information with respect to Funds deposited by the Company


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

or any Selling Agent except as to the amount of such payments. However, the Escrowee shall notify the Company or any Selling Agent within a reasonable time of any discrepancy between the amount set forth in any Subscription Information and the amount delivered to the Escrowee therewith; and

         G. Uncertain Instructions. If the Escrowee is uncertain as to its duties or rights hereunder or it shall receive instructions with respect to the Bank Account, the Funds or the Cleared Funds which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be entitled to hold the Funds or the Cleared Funds, or any portion thereof, in the Bank Account pending the resolution of such uncertainty to the Escrowee's sole satisfaction. In this regard, the Escrowee may await a final judgment of a court or courts of competent jurisdiction; or deposit or transfer the Funds or the Cleared Funds with the American Arbitration Association in the City of New York. Upon either such delivery, the Escrowee shall automatically be released from any and all liability under this Agreement.

         4. Indemnification and Contribution.

         A. The Company hereby agrees to indemnify the Escrowee and its officers, directors, employees, agents and shareholders (collectively referred to as the "Indemnitees") against, and bold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitees.

         B. If the indemnification provided for in this Section 9 is applicable, but for any reason is held to be unavailable, the Company shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including reasonable counsel fees, actually incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indenmitors.

         C. The provisions of this Section 9 shall survive any termination of this Agreement, whether by disbursement of of the Funds, resignation of the Escrowee or otherwise.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Escrowee as follows:

         A. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority to conduct its business as the same is presently being conducted;

         B. The Company has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors, and no other corporate action or proceedings on the part of the Company is necessary to authorize this Agreement and the transactions contemplated hereby;


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

         C. The Company is not subject to or obligated under any charter, by-laws or contracts or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by the execution, delivery and performance of this Agreement by the Company in the time and manner contemplated herein;

         D. No party other than the Company and the Subscribers have or shall have any lien, claim or security interest in the Funds, the Bank Account or any part thereof;

         E. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing, whether specifically or generally, the Funds, the Bank Account or any part thereof;

         F. The Subscription Information submitted with each deposit of Funds shall, at the time of submission and at the time of the escrowee's disbursement of the Funds, shall be deemed a representation and warranty that such deposit represents a bona fide payment by the Subscriber for the number of Shares set forth in such Subscription Information;

         8. Assignments. This Agreement shall not be assigned by the Company without the prior written consent of the Escrowee and the written agreement by any assignee to be bound by the terms of this Agreement. This Agreement shall not be assigned by the Escrowee without the prior written consent of the Company and the written agreement by any assignee to be bound by the terms of this Agreement.

         9. Additional Instruments. Each of the Parties shall from time to time, at the request of the others, execute, acknowledge and deliver to the other any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

         10. Entire Agreement. Each of the Parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

         11. Laws of the State of New York. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York, irrespective of the place of domicile or residence of the Parties.

         12. Originals. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.


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         13.  Address of  Parties.  Each Party shall at all times keep the other
Party and the Escrowee informed of its principal place of business if different from that stated herein, and shall promptly notify the other Party and the Escrowee in writing of any change, giving the address of the new principal place of business.

         14. Notices. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or via overnight courier, to each of the Parties at the addresses appearing on the first page of this Agreement, and shall count from the date of receipt as shown on the return receipt mailing or the date after the date of the airbill

         15. Modification and Waiver. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature or kind.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Bodyguard Records.com, Inc.


BY: /s/ John Rollo
   --------------------------------------------
     John Rollo, President

Continental Stock Transfer & Trust Company
As Escrowee Only


By: /s/ Roger Bernhammer
    -------------------------------------------
       Roger Bernhammer, Vice President


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